--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               GRAHAM CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2000

                         ------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation ("Graham") will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 27, 2000 at 11:00 a.m. for the following purposes:

     1. To elect three directors, two to hold office until the Annual Meeting of Stockholders in 2003 and one to hold office until the Annual Meeting of Stockholders in 2002;

     2. To vote upon a proposal to approve the Long-Term Stock Ownership Plan of Graham Corporation;

     3. To ratify the appointment of Deloitte & Touche LLP as Graham's independent accountant for the fiscal year ending March 31, 2001; and

     4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on June 16, 2000 are entitled to notice of and to vote at the Annual Meeting. Stockholders who do not expect to be present at the meeting should fill in, sign and date the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States.

                                        By Order of the Board of Directors

                               /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

June 30, 2000

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 27, 2000

                         ------------------------------

                              GENERAL INFORMATION

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 27, 2000 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is June 30, 2000.

RECORD DATE AND SHARES OUTSTANDING

     On the record date for the meeting, June 16, 2000, there were 1,504,472 shares of Graham's common stock outstanding. Stockholders of record on June 16, 2000 will be entitled to one vote for each share held on the record date.

PROXY CARDS AND VOTING

     If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors, FOR approval of the Long-Term Stock Ownership Plan of Graham Corporation and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting.

     Under the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting. The vote required for approval of any other matter before the Annual Meeting is a majority of shares present in person or by proxy, and entitled to vote on the matter. Under Delaware law, the total votes received, including abstentions and votes by brokers holding shares in "street name" or other fiduciary capacity on "routine" matters, are counted in determining the presence of a quorum at the Annual Meeting. With respect to the election of directors, votes may be cast for or withheld from voting with respect to any or all nominees. Votes that are withheld will have no effect on the election of directors. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under the Company's Certificate of Incorporation and Bylaws and under Delaware law, assuming the presence of a quorum at the Annual Meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the Annual Meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of auditors and approving the Long-Term Stock Ownership Plan.

REVOCABILITY OF PROXIES

     The presence of a stockholder at this Annual Meeting will not automatically revoke the stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of Graham a duly executed proxy bearing a later date, or (3) attending this Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

SOLICITATION OF PROXIES

     In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham.

INTEREST OF CERTAIN PERSONS IN ITEMS PROPOSED FOR ACTION

     Each of Graham's directors and executive officers has acquired or may in the future acquire, from Graham, common stock of Graham pursuant to the Long-Term Stock Ownership Plan of Graham Corporation that is being presented for stockholder approval at the 2000 Annual Meeting. All such acquisitions are contingent on Graham's receipt of stockholder approval for the Long-Term Stock Ownership Plan. Accordingly, each director and executive officer of Graham may be deemed to have a personal interest in the proposal to approve the Long-Term Stock Ownership Plan included in this Proxy Statement as Proposal Two.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of June 16, 2000, to the knowledge of Graham based on reports filed with the Securities and Exchange Commission, beneficially owned more than 5% of Graham's outstanding common stock.

-----------------------------------------------------------------------------------------
                                                                 AMOUNT       PERCENT OF
                    NAME AND ADDRESS OF                       BENEFICIALLY    OUTSTANDING
                      BENEFICIAL OWNER                           OWNED          SHARES
-----------------------------------------------------------------------------------------
Helen H. Berkeley(1)                                             113,674(2)       6.8%
Dimensional Fund Advisors, Inc.(3)                               114,750          7.6%
Employee Stock Ownership Plan of Graham Corporation(1,4)         117,399          7.8%

---------------

(1) Address: c/o Graham Corporation, 20 Florence Avenue, Batavia, New York
    14020.

(2) Includes 4,650 shares which Mrs. Berkeley may acquire within 60 days upon exercise of stock options.

(3) Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 114,750 shares of Graham Corporation stock as of December 31, 1999, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) The Employee Benefits Committee consisting of members of the Board of Directors administers the ESOP. An unrelated corporate trustee for the ESOP ("ESOP Trustee") has been appointed by the Board of Directors. The Employee Benefits Committee instructs the ESOP Trustee regarding investment of funds contributed to the ESOP. Each member of the Employee Benefits Committee disclaims beneficial ownership of the shares of Common Stock held in the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP Trustee's fiduciary obligations under ERISA. At June 16, 2000, 111,382 shares were allocated to participants and 6,017 shares were unallocated.

                                  PROPOSAL ONE

                          ELECTION OF THREE DIRECTORS

     At the Annual Meeting two directors will be elected to hold office until the 2003 Annual Meeting and one director will be elected to hold office until the 2002 Annual Meeting, each to hold office after his term until the election and qualification of his successor. Unless otherwise instructed as provided on the accompanying Proxy Card, the persons named therein will vote the shares represented by the proxies received by them for the nominees shown below, reserving, however, discretion to vote for the election of any substitute nominated by the Nominating Committee of the Board of Directors in the event the nominees are unable or unwilling to serve.

     The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.

NOMINEES:

--------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                      SHARES
                                       PRINCIPAL                        YEARS          OWNED
                                       OCCUPATION          CURRENT     SERVED      BENEFICIALLY,   PERCENT OF
                                        FOR LAST            TERM        AS A           AS OF       OUTSTANDING
          NAME            AGE        FIVE YEARS(1)         EXPIRES   DIRECTOR(2)   JUNE 16, 2000     SHARES
--------------------------------------------------------------------------------------------------------------
Alvaro Cadena (for 3      56    President and Chief         2000           7          35,306(3)       2.1%
  year term)                    Executive Officer of
                                Graham; previously Chief
                                Operating Officer
Helen H. Berkeley(4)      69    Private Investor            2000           2         113,674          6.8%
  (for 3 year term)
H. Russel Lemcke (for 2   60    President, H. Russel        2000           4          20,350(5)       1.2%
  year term)                    Lemcke Group, Inc.

DIRECTORS WITH TERMS CONTINUING
AFTER THE 2000 ANNUAL MEETING:

--------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                      SHARES
                                                                       YEARS          OWNED
                                                          CURRENT     SERVED      BENEFICIALLY,    PERCENT OF
                                      PRINCIPAL            TERM        AS A           AS OF        OUTSTANDING
         NAME            AGE        OCCUPATION(1)         EXPIRES   DIRECTOR(2)   JUNE 16, 2000      SHARES
--------------------------------------------------------------------------------------------------------------
Jerald D. Bidlack(6)     64    President, Griffin          2001          15           27,250(7)       1.6%
                               Automation, Inc.
Philip S. Hill           78    Partner, Hill, Ullman &     2001          32           14,000(7)          *
                               Erwin, Attorneys
Cornelius S. Van Rees    71    Retired partner in          2002          31           10,050(7)          *
                               Thacher Proffitt & Wood,
                               Attorneys

---------------

* Less than 1% of the outstanding shares of common stock.

(1) In addition, Mr. Bidlack serves on the boards of Bush Industries, Inc. and Erdle Perforating Company and is a trustee of Keuka College; Mr. Lemcke serves on the board of Rochester Midland Corporation.

(2) Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

(3) Includes 20,515 shares that may be acquired within 60 days by exercising stock options and 1,580 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

(4) Refer to Footnote 2 on page 2.

(5) Includes 10,350 shares which may be acquired within 60 days upon exercise of stock options.

(6) Chairman of the Board of Graham.

(7) Includes 9,000 shares which may be acquired within 60 days upon exercise of stock options.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended March 31, 2000, the Board of Directors of Graham held a total of five meetings. Graham's Board of Directors has five committees, as follows:

1. EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Directors Bidlack (Chairman), Cadena, Hill and Van Rees. The Executive Committee of Graham held four meetings during the most recent fiscal year, one of which was by telephone conference.

2. AUDIT COMMITTEE

     It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. The members of the Audit Committee are Directors Hill (Chairman), Berkeley, Bidlack, Lemcke and Van Rees. The Audit Committee of Graham held one meeting during the most recent fiscal year.

3. COMPENSATION COMMITTEE

     The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1995 Incentive Plan to Increase Shareholder Value and (subject to approval of such plan by Graham's stockholders at the 2000 Annual Meeting) the Long-Term Stock Ownership Plan of Graham Corporation. The members of the Compensation Committee are Directors Lemcke (Chairman), Berkeley, Bidlack, Hill and Van Rees. The Compensation Committee of Graham held four meetings during the most recent fiscal year.

4. EMPLOYEE BENEFITS COMMITTEE

     The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated. The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan.

     The members of the Employee Benefits Committee are Directors Van Rees (Chairman), Bidlack and Hill. The Employee Benefits Committee of Graham held one meeting in the most recent fiscal year.

5. NOMINATING COMMITTEE

     The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. Stockholders of record entitled to vote in the election of directors at any annual meeting may recommend individuals for consideration by the Nominating Committee as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than sixty days in advance of the annual meeting if the meeting is to be held within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety
(90) days in advance of the annual meeting if it is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of directors, notice must be submitted no later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice must set forth any nominee's name, age, business and residence addresses, principal occupation or employment, the nominee's written consent to serve as a director and information that would be required to be included in a proxy statement filed pursuant to applicable rules of the U.S. Securities and Exchange Commission. The stockholder giving the notice must state in it his or her own name and address, the class and number of shares owned of record and the dates of acquiring such shares. The stockholder also must describe all arrangements or understandings between the stockholder and nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such director, and briefly describe the terms of such employment, retainer or arrangement for compensation.

     The Nominating Committee held one meeting in the most recent fiscal year. The members of the Nominating Committee are Directors Van Rees (Chairman), Bidlack, Cadena and Hill.

MEETING ATTENDANCE

     A total of sixteen meetings of the Board of Directors of Graham and of the Committees of the Board were held on eight dates during the most recent fiscal year and all directors attended all meetings of the Board and of Committees of which they were members.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Director H. Russel Lemcke is President of the H. Russel Lemcke Group Inc., which the Company engaged to assist it in evaluating various options in fulfillment of its strategic plan. Pursuant to this engagement, which ran from May 1999 through May 2000, the Company paid to Mr. Lemcke a retainer of $2,500 per month and reimbursed him for out of pocket expenses. In the event that the Company were to acquire another business entity as a result of such assistance, Mr. Lemcke would be paid a fee of $100,000 plus 1% of the purchase price of the acquired entity.

DIRECTORS' FEES

     No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

     Non-employee directors receive an annual fee of $10,000 for service on the Board. They also receive a fee of $1,000 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $500 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the fee is paid for each other meeting. Each non-employee director who serves on the Executive Committee also receives an annual fee of $10,000 for such service. The Chairman of the Board receives an additional $10,000 annual fee and committee chairmen receive an additional $2,000 per annum for each committee chairmanship they hold.

     Non-employee directors participate in the Graham Corporation Outside Directors' Long Term Incentive Plan ("LTIP"). Under the LTIP, for the first five fiscal years in which Graham Corporation produces consolidated net income of at least $500,000, starting with 1996 for Directors in office at that time and starting with election to the Board for new directors, each non-employee director will be credited with Share Equivalent Units (SEUs). Each SEU is valued at the market value of 1 share of Graham Common Stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of 1 SEU into an amount equal to the basic annual Director's fee. Upon termination of a Director's service on the Board, but not before, SEUs will be redeemable, at the option of the Company, for either: (a) a commensurate number of shares of Graham common stock; or (b) subject to the consent of the Company, the cash value of a commensurate number of shares of Graham common stock as of the termination of service date.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan"), each non-employee director of Graham is granted, annually for four years, an option to purchase 2,250 shares of Graham's common stock at its closing price on the American Stock Exchange on the date of each grant, subject to availability in the Incentive Plan of unissued options reserved for directors.

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding Named Executive Officers of Graham identified on the Summary Compensation Table on page 8 herein as of June 16, 2000 and their beneficial ownership of Graham Common Stock.

-----------------------------------------------------------------------------------------------------------
                                                                                    SHARES
                                                                                    OWNED
                                                                                 BENEFICIALLY
                                                                                    AS OF       PERCENT OF
                                                                      YEARS OF     JUNE 16,     OUTSTANDING
             NAME               AGE       PRINCIPAL OCCUPATION        SERVICE      2000(1)        SHARES
-----------------------------------------------------------------------------------------------------------
Alvaro Cadena                   56    President & Chief Executive        31         35,306(2)      2.1%
                                      Officer
Joseph P. Gorman                57    Vice President--Sales              31         14,618(3)         *
J. Ronald Hansen                52    Vice President--Finance &           7         15,494(4)         *
                                      Administration and Chief
                                      Financial Officer
James R. Lines                  39    Vice President--Marketing          16         11,831(5)         *
Stephen P. Northrup             48    Vice President--Engineering        26         11,980(6)         *
William A. Smith, Jr.           45    Vice President and General          7         14,906(7)         *
                                      Counsel
All directors and executive                                                        289,459(8)     17.8%
  officers as a group (11
  persons)

---------------

* Less than 1% of the outstanding shares of common stock.

(1) Excluded from the shareholdings reported in this table are shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which each person in the table shares voting power and limited investment power with all other ESOP participants.

(2) Refer to Footnote 3 on page 3.

(3) Includes 13,407 shares that may be acquired within 60 days by exercising stock options and 1,211 shares held by the ESOP Trustee and allocated to Mr. Gorman's account as to which Mr. Gorman has sole voting power but no investment power except in limited circumstances.

(4) Includes 10,707 shares that may be acquired within 60 days by exercising stock options and 872 shares held by the ESOP Trustee and allocated to Mr. Hansen's account as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.

(5) Includes 10,707 shares that may be acquired within 60 days by exercising stock options and 1,030 shares held by the ESOP Trustee and allocated to Mr. Lines's account as to which Mr. Lines has sole voting power but no investment power except in limited circumstances.

(6) Includes 10,707 shares that may be acquired within 60 days by exercising stock options and 1,273 shares held by the ESOP Trustee and allocated to Mr. Northrup's account as to which Mr. Northrup has sole voting power but no investment power except in limited circumstances.

(7) Includes 12,707 shares that may be acquired within 60 days by exercising stock options and 949 shares held by the ESOP Trustee and allocated to Mr. Smith's account as to which Mr. Smith has sole voting power but no investment power except in limited circumstances.

(8) Includes 120,750 shares which members of the group may acquire within 60 days upon exercise of stock options and 6,915 shares allocated to executive officers under the Company's Employee Stock Ownership Plan ("ESOP"), as to which such officers may exercise voting power, but not dispositive power, except in limited circumstances. Also includes unallocated shares held by the ESOP Trustee over which directors who are members of the Company's Employee Benefits Committee have dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, certain of its officers, and any persons holding more than ten percent of the Company's common stock are required to file reports of their ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, the Company believes that all such reports required to be filed were filed in a timely manner.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The table on the next page (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the four most highly compensated executive officers other than the CEO who were serving as executive officers at March 31, 2000 ("Named Executive Officers"). Graham did not pay to any of the Named Executive Officers in any time period included in the table compensation required to be disclosed in columns (d), (e), (f) or (h) of the Summary Compensation Table pursuant to Item 402 of SEC Regulation S-K. Consequently, those columns have been omitted.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                 ANNUAL COMPENSATION
                                                     (c)             (g)
(a)                                      (b)                      SECURITIES                (i)
NAME AND                               FISCAL                     UNDERLYING             ALL OTHER
PRINCIPAL POSITION                      YEAR    SALARY ($)(1)  OPTIONS/SARS (#)   COMPENSATION($)(2,3,4,5)
----------------------------------------------------------------------------------------------------------
Alvaro Cadena(6)                       1999-00       215,010        7,015                  24,165
President & Chief                      1998-99       286,939        6,000                  22,678
Executive Officer                      1997-98       287,690        7,500                  18,837

J. Ronald Hansen                       1999-00       134,451        3,507                  10,238
Vice President--Finance &              1998-99       166,690        3,000                  16,302
Administration and                     1997-98       186,924        4,200                  13,942
Chief Financial Officer

Robert C. Moscicki(7)                  1999-00       126,235        1,170                  17,472
Vice President--                       1998-99       156,276        3,000                  18,206
Manufacturing                          1997-98       161,458        4,200                  24,743

Stephen P. Northrup                    1999-00       126,235        3,507                   8,681
Vice President--                       1998-99       155,747        3,000                  17,244
Engineering                            1997-98       174,511        4,200                  15,141

William A. Smith, Jr.                  1999-00       126,922        3,507                   7,980
Vice President and                     1998-99       157,355        3,000                  14,158
General Counsel                        1997-98       176,360        4,200                  12,134

---------------

(1) Includes payment of contingent salary amounts which are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. The figures shown also include amounts (if any) deferred by the named individual pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named individual's 401(k) account for investment and payment according to the terms of Graham's Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the Named Executive Officers as follows: for Mr. Cadena in each of FY 1997-98 and FY 1998-99 $10,924 and in FY 1999-00, $13,375; for Mr. Hansen in each of FY 1997-98 and FY 1998-99, $7,144 and in FY 1999-00, $7,718; for Mr. Smith in each of FY
    1997-98 and FY 1998-99, $5,000 and in FY 1999-00, $5,558; for Mr. Moscicki
    in each of FY 1997-98, FY 1998-99 and FY 1999-00, $8,200; for Mr. Northrup
    in each of FY 1997-98 and FY 1998-99, $5,729 and in FY 1999-00, $6,286.

(3) Includes amounts paid to the 401(k) accounts of the Named Executive Officers pursuant to the Graham Corporation Incentive Savings Plan as follows: to Mr. Cadena's account for FY 1997-98, $2,113, for FY 1998-99, $8,050 and for FY 1999-00, $1,400; to Mr. Hansen's account for FY 1997-98, $4,465, for FY
    1998-99, $8,050 and for FY 1999-00, $1,400; to Mr. Smith's account for FY
    1997-98, $4,801, for FY 1998-99, $8,050 and for FY 1999-00, $1,322; to Mr.
    Moscicki's account for FY 1997-98, $6,455, for FY 1998-99, $6,090 and for FY 1999-00, $1,325; to Mr. Northrup's account for FY 1997-98, $4,722, for FY
    1998-99, $8,050 and for FY 1999-00, $1,308.

(4) Includes amounts representing the value of shares allocated pursuant to Graham's ESOP to each Named Executive Officer's account maintained under the ESOP as follows: to Mr. Cadena shares worth $2,333 for FY 1997-98, $1,108 for FY 1998-99 and $1,120 for FY 1999-00; to Mr. Hansen shares worth $2,333 for FY 1997-98, $1,108 for FY 1998-99 and $1,120 for FY 1999-00; to Mr.
    Smith shares worth $2,333 for FY 1997-98, $1,108 for FY 1998-99 and $1,100
    for FY 1999-00; to Mr. Moscicki shares worth $1,967 for FY 1997-98, $1,108 for 1998-99 and $1,100 for FY 1999-00; to Mr. Northrup shares worth $2,333 for FY 1997-98, $1,108 for FY 1998-99 and $1,087 for FY 1999-00.

(5) Includes for Mr. Cadena payment in lieu of vacation of $2,596 in FY 1997-98 and $3,106 in FY 1998-99 and a long-term service award of $8,270 in FY 1999-00 . Includes for Mr. Moscicki in FY 1997-98, $1,250 under the Company incentive program for Professional Engineering licensing and a $1,558 payment in lieu of vacation; in FY 1997-98, $7,601 for a long-term service award and a $520 payment in lieu of vacation; and in FY 1999-00, $1,250 for Professional Engineering licensing and payment of $5,597 in lieu of vacation. Includes for Mr. Northrup in FY 1998-99, $2,357 for a long-term service award.

(6) Mr. Cadena became Chief Executive Officer on April 1, 1998. Previously he served as President and Chief Operating Officer.

(7) Mr. Moscicki retired at the end of Fiscal Year 1999-00.

STOCK OPTIONS

     The following table indicates the total number of stock options granted to each Named Executive Officer during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF
                                                                                             STOCK PRICE
                                                                                          APPRECIATION FOR
                               INDIVIDUAL GRANTS                                             OPTION TERM
          (a)                 (b)              (c)             (d)           (e)          (f)          (g)
                           NUMBER OF        % OF TOTAL
                           SECURITIES      OPTIONS/SARS
                           UNDERLYING       GRANTED TO     EXERCISE OR
                          OPTIONS/SARS     EMPLOYEES IN    BASE PRICE     EXPIRATION
         NAME            GRANTED (#)(1)    FISCAL YEAR       ($/SH)          DATE        5% ($)      10% ($)
------------------------------------------------------------------------------------------------------------
Alvaro Cadena                 7,015            23.9%          7.75         10/28/09      34,191       86,646
J. Ronald Hansen              3,507            11.9%          7.75         10/28/09      17,093       43,317
Robert C. Moscicki            1,170             4.0%          7.75         10/28/09       5,703       14,451
Stephen P. Northrup           3,507            11.9%          7.75         10/28/09      17,093       43,317
William A. Smith, Jr.         3,507            11.9%          7.75         10/28/09      17,093       43,317

---------------

(1) All are currently vested, non-qualified stock options.

     The following table indicates the total number of exercisable and unexercisable stock options held by each Named Executive Officer on March 31, 2000, the last day of the fiscal year. No executive officer exercised stock options in the last fiscal year.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

           (a)                    (b)             (c)                 (d)                     (e)
                                                              NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                   FY-END (#)            FY-END ($)(1)
                            SHARES ACQUIRED      VALUE            EXERCISABLE/            EXERCISABLE/
           NAME             ON EXERCISE (#)   REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Alvaro Cadena                     -0-             -0-              20,515/-0-               -0-/-0-
J. Ronald Hansen                  -0-             -0-              10,707/-0-               -0-/-0-
Robert C. Moscicki                -0-             -0-              8,370/-0-                -0-/-0-
Stephen P. Northrup               -0-             -0-              10,707/-0-               -0-/-0-
William A. Smith, Jr.             -0-             -0-              12,707/-0-               -0-/-0-

---------------

(1) Based on the closing price of Graham common stock on March 31, 2000, which was $7.00.

PENSION PLANS

     The Retirement Income Plan of Graham Corporation is a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"). The U.S. Retirement Plan takes income into account for future benefits on a calendar year basis. The portion of FY 1999-00 compensation that is taken into account by the U.S. Retirement Plan for the purpose of calculating future pension benefits is as follows: for Mr. Cadena, $160,000; for Mr. Hansen, $134,451; for Mr. Smith, $126,922; for Mr. Moscicki, $126,235; for Mr. Northrup, $126,235.

     The approximate years of creditable service as of June 16, 2000 of each of the individuals named in the Summary Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Cadena, 31 years; Mr. Hansen, 7 years; Mr. Smith, 7 years; Mr. Moscicki, 42 years; and Mr. Northrup, 26 years.

     In addition to the U.S. Retirement Plan, the Company maintains a Supplemental Executive Retirement Plan (the "Supplemental Plan") which is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of Employer-provided retirement benefits that the U.S. Retirement Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Sections 415(b) and (e) of the Internal Revenue Code. Officers of the Company whose non-contingent compensation exceeded $160,000 in 1999, or will exceed $170,000 in 2000, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of 1999 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $55,010.

     The Pension Table sets forth straight life annuity amounts without regard to reduction for Social Security benefits; benefits listed in the Table are subject to a deduction of 50% of the eligible employee's estimated primary Social Security benefit.

                                 PENSION TABLE
--------------------------------------------------------------------------------
                                YEARS OF SERVICE

REMUNERATION($)      15         20         25       30/35
-----------------------------------------------------------
100,000            25,000     33,333     41,670     50,000
125,000            31,250     41,662     52,088     62,500
150,000            37,500     49,995     62,505     75,000
160,000            40,000     53,333     66,667     80,000
175,000(1)         43,750     58,328     72,922     87,500
260,000(1)         65,000     86,667    108,334    130,000

---------------

(1) For the U.S. Retirement Plan, with respect to 1999, $160,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan, with respect to 1999, only non-contingent compensation over $160,000 was used as the basis for determining benefits.

EMPLOYMENT CONTRACTS

     The Named Executive Officers each have employment contracts with Graham for one year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to a payment equal to twelve months' salary (non-contingent salary only) upon termination of employment.

SENIOR EXECUTIVE SEVERANCE AGREEMENTS

     Graham has entered into Senior Executive Severance Agreements with certain of its officers. These agreements, as amended to date, provide that in the event a third person effects a change in control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of Graham's Compensation Committee who served during the fiscal year ended March 31, 2000 were Directors Berkeley, Bidlack, Hill, Lemcke and Van Rees. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. The guiding principles of the Committee are:

          - to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

          - to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

          - to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

     For Fiscal Year 2000 -- 2001 the Committee increased the non-contingent salaries of Graham's Chief Executive Officer and of its other executive officers by 3%, as part of a general increase for all employees at the same percentage.

     Traditionally, Graham's non-contingent salaries for the CEO and executive officers have been set below the mid-range of competitive levels. Such compensation for the CEO and executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies in the industry and region. Non-cash compensation, in the form of stock options, is nominal as compared to such other companies.

     Decisions regarding executive compensation made during the past fiscal year relied in part on guidance from a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies.

     In its decision to make no increase in CEO or other executive non-contingent salary beyond the general increase for all employees, the Committee considered principally the desirability of the Company refraining from avoidable increases in costs during the current difficult market conditions.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each Named Executive Officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by Graham Corporation and by each Named Executive Officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Committee annually by the CEO; a target performance-based amount for the CEO is determined by the Committee. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably sized companies and expectations of attainable results under existing market conditions.

     Stock options were granted to the CEO and other executive officers in October 1999. No stock appreciation rights or other forms of equity compensation were granted. These stock option grants were made pursuant to the 1989 Stock Option and Appreciation Rights Plan of Graham Corporation for the purpose of further increasing incentives for the Company's officers to increase shareholder value.

     This report is furnished by the members of Graham's Compensation Committee:

             H. Russel Lemcke, Chairman

             Helen H. Berkeley

             Jerald D. Bidlack

             Philip S. Hill

             Cornelius S. Van Rees

                                  PROPOSAL TWO

                 APPROVAL OF THE LONG-TERM STOCK OWNERSHIP PLAN
                             OF GRAHAM CORPORATION

     The Board of Directors of Graham has adopted the Long-Term Stock Ownership Plan of Graham Corporation ("Stock Ownership Plan") subject to approval by the stockholders of Graham. The Stock Ownership Plan will not take effect, and no transactions under the Stock Ownership Plan will be effective, unless such approval is obtained. The principal provisions of the Stock Ownership Plan are summarized below. The full text of the Stock Ownership Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

     The affirmative vote of a majority of the votes eligible to be cast by the holders of shares of Graham common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Stock Ownership Plan.

     Such vote is necessary under the rules of the American Stock Exchange to preserve Graham's eligibility to list its common stock for trading on such exchange. If the vote is not obtained, the Plan will be rescinded.

PURPOSE OF THE PLAN

     The purpose of the Stock Ownership Plan is to promote the growth and profitability of Graham Corporation and to provide certain officers and directors of Graham Corporation with an incentive to achieve corporate objectives, to attract and retain certain officers and directors of outstanding competence and to encourage such officers and directors to increase their equity interest in Graham Corporation.

DESCRIPTION OF THE PLAN

     As provided by the terms of the Stock Ownership Plan, 160,000 shares of Graham common stock (equal to approximately 10% of the total number of outstanding shares of Graham common stock) may be purchased under the Stock Ownership Plan by Eligible Individuals (as hereinafter defined). The fair market value of the total number of shares reserved under the plan is $1,280,000, based on the closing price of the Company's common stock on June 16, 2000, which was $8.00 per share. Persons eligible to participate include the officers and non-employee directors of Graham and its wholly-owned subsidiaries (the "Eligible Individuals"). The Stock Ownership Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). There are 14 Eligible Individuals, which includes 5 non-employee directors.

     The Committee may conduct an Offering to Eligible Individuals at any time and from time to time, specifying the applicable Offering Period, the type and character of the Shares being offered for purchase during the Offering Period, the maximum number of Shares available for purchase during the Offering Period by the Eligible Individual, the unit purchase price for such Shares, any minimum number of Shares that must be purchased as a condition of participation in the Offering and the terms and conditions of payment, and such other information as the Committee may determine. Acceptance shall, upon expiration of the Offering Period, be deemed an irrevocable commitment to purchase, and to pay for, the Shares purchased. The Committee may determine the number and type of Shares to be offered to each Eligible Individual, the purchase price (if any) therefor, the method of payment of the purchase price (including any financing to be offered by the Company) and the other terms and conditions thereof, which may, but need not be, uniform as to all Offerings or as to all Eligible Individuals within the same Offering. From and after the date on which Shares are transferred to an Eligible Individual on the stock transfer records of the Company, such Eligible Individual shall have the same dividend, voting and other rights with the respect to such Shares as are accorded to other owners of Shares who are similarly situated.

     The Board of Directors may amend or terminate the Stock Ownership Plan at any time; provided, however, that in the event that any provision of the Plan is in any way inconsistent with any provision of the documents and instruments governing the Offering and Acceptance or Failure to Accept Shares under the Plan, such documents and instruments governing the Offering and Acceptance or Failure to Accept Shares under the Plan shall take precedence.

                               NEW PLAN BENEFITS

              LONG-TERM STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
--------------------------------------------------------------------------------

                                                                  DOLLAR              NUMBER OF SHARES
                       NAME/POSITION                           VALUE ($)(1)              PURCHASED
-----------------------------------------------------------------------------------------------------------
Alvaro Cadena                                                       --                     25,000
President & Chief Executive Officer
Director/Nominee
J. Ronald Hansen                                                    --                     16,000
Vice President--Finance & Administration
and Chief Financial Officer
Stephen P. Northrup                                                 --                     16,000
Vice President--Engineering
William A. Smith, Jr.                                                                      16,000
Vice President and General Counsel
All Executive Officers as a Group                                   --                     89,000
(6 persons)
All Non-Executive Officers as a Group                               --                        -0-
(none)
H. Russel Lemcke                                                    --                      8,000
Director/Nominee
Helen H. Berkeley                                                   --                        -0-
Director/Nominee
All Non-Employee Directors as a Group                               --                     28,800
(4 persons)

---------------

(1) All shares purchased on April 4, 2000 were acquired at a price equal to the fair market value of the Company's Common Stock on the date of grant.

     Shares were purchased by certain eligible participants on April 4, 2000. These purchases are subject to approval of the Stock Ownership Plan by the Company's stockholders. All such purchases were at a price of $7.25 per share, which was the purchase price stated by the Board and the Committee in making the offering and which was the closing market price of the Company's Common Stock on April 4, 2000. Each such purchase was made pursuant to a Subscription Agreement. The Subscription Agreement, uniform for all Participants except with regard to the number of shares subscribed for and, therefore, the aggregate purchase price, provides that each Participant has paid adequate consideration for the shares of Common Stock under the Plan ("Shares") in the form of cash, equal to the par value of the Shares, with a note representing the balance due on the Shares ("Notes"). The Subscription Agreement also states that eighteen (18) months after purchase of the Shares, a Participant is entitled to sell 50% of his Shares and that the Participant agrees to hold the remainder of the Shares until such time as he terminates employment with the Company and/or is no longer a member of the Board. The Note provides that a Participant will pay off the balance of the Note in thirty-two (32) equal consecutive quarterly installments beginning at the end of the quarter two years from the date of issuance, or June 30, 2002. The interest on the Note will be imputed at the applicable federal rate established by the Internal Revenue Service. Shares will remain in the custody of the Company until the note is paid in full, unless the Participant sells his Shares (when and to the extent permitted). The Note provides that until the Note is paid in full, any Shares sold will be sold through a broker who will forward any proceeds, less expenses, to the Company to pay off all or a portion of the Note. The Note also contains provisions which grant a security interest to the Company in the Shares and any proceeds from the sale of the Shares. If a Participant ceases to be an officer or director any time after eighteen (18) months after purchase, the Participant may sell all or a portion of his Shares. However, because the Subscription Agreement states that no Participant may sell any Shares prior to eighteen (18) months after purchase, if a Participant ceases to be an officer or director prior to eighteen (18) months after purchase, such Participant has the discretion to retain or sell all or a portion of his Shares only if the Company waives its rights under that provision in the Subscription Agreement.

     The granting of rights to purchase Shares under the Plan has no tax consequences for the Eligible Individual or the Company. To the extent that the purchase price for Shares acquired under the Plan is not less than the fair market value of the Shares on the acquisition date, there are also no tax consequences for the Eligible Individual or the Company associated with the acquisition. Upon acquisition, the Eligible Individual acquires a capital asset with a cost basis equal to the acquisition price and, upon disposition, any gain or loss relative to the cost basis will be treated as long term or short term capital gain to the Eligible Individual, depending on the length of time that has elapsed between the date and the date of disposition. The Company will not be eligible for any tax deduction in respect of the offering or sale of Shares pursuant to the Plan under these circumstances. To the extent that the purchase price for Shares acquired under the Plan is less than the fair market value of the Shares on the acquisition date, the Eligible Individual will recognize ordinary income, and the Company may be eligible for a federal tax deduction, equal to the excess of the fair market value of the Shares acquired over the acquisition price. Upon acquisition, the Eligible Individual acquires a capital asset with a cost basis equal to the acquisition price plus the amount included in ordinary income at acquisition and, upon disposition, any gain or loss relative to the cost basis will be treated as long term or short term capital gain to the Eligible Individual, depending on the length of time that has elapsed between the date and the date of disposition. The Company will not be eligible for any tax deduction in respect of the disposition of Shares under these circumstances. Each Eligible Individual may be required to include in his ordinary income, and the Company may be eligible for a federal tax deduction in relation to, amounts of imputed interest on Notes.

     THE BOARD BELIEVES THAT APPROVAL OF THE LONG-TERM STOCK OWNERSHIP PLAN IS IN THE BEST INTERESTS OF GRAHAM AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE LONG-TERM STOCK OWNERSHIP PLAN. PROXIES SOLICITED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE OR ABSTAIN.

                     COMPARATIVE PERFORMANCE BY THE COMPANY

     This section provides a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the Common Stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index") and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on March 31, 1995 in each of the Common Stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.

    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION
         COMMON STOCK, AMEX MARKET VALUE INDEX AND SELECTED PEER GROUP
                              MANUFACTURERS(1,2,3)

                                                       Graham Corporation              Peer Group
31-March-95                                                        100.00                  100.00
31-March-96                                                        142.50                  132.35
31-March-97                                                        210.00                  116.01
31-March-98                                                        244.69                  165.95
31-March-99                                                        120.00                   84.04
31-March-00                                                        105.00                   72.00

                                                     Amex Market Value Index
31-March-95                                                           100.00
31-March-96                                                           122.90
31-March-97                                                           120.51
31-March-98                                                           168.00
31-March-99                                                           166.70
31-March-00                                                           239.60

---------------

(1) The total return for each of the Company's Common Stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

(2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the AMEX.

(3) The Selected Peer Group Manufacturers consists of the following manufacturing companies: American Precision Industries, Flowserve Corp. (formerly Duriron Co., Inc.), Paul Mueller Co., and Selas Corp. of America.

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the fiscal year ending March 31, 2001. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

     A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.

                                 OTHER MATTERS

     Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.

                             STOCKHOLDER PROPOSALS
                         FOR NEXT YEAR'S ANNUAL MEETING

     Any stockholder wishing to have a proposal considered for inclusion in next year's Proxy Statement should send such proposal in writing to the Secretary of Graham at 20 Florence Avenue, Batavia, New York 14020 on or before March 2, 2001. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Any stockholder who intends to propose any other matter to be acted upon at the 2001 Annual Meeting of Shareholders must inform the Company no later than May 26, 2001. If notice is not provided by that date, the persons named on the Company's Proxy for the 2001 Annual Meeting will be allowed to exercise their discretion to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2001 Annual Meeting.

                                 ANNUAL REPORT

     A copy of the Annual Report of Graham containing financial statements for the fiscal year ended March 31, 2000, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

     A copy of Graham's Annual Report on form 10-K is available upon request to the Company.

     The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.

                                        By Order of the Board of Directors

                               /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

                                                                      APPENDIX A

                         LONG-TERM STOCK OWNERSHIP PLAN
                                       OF
                               GRAHAM CORPORATION

                            ------------------------

                         Effective as of April 1, 2000

                         LONG-TERM STOCK OWNERSHIP PLAN
                             OF GRAHAM CORPORATION

                                   ARTICLE I
                                    PURPOSE
SECTION 1.1   GENERAL PURPOSE OF THE PLAN.................................  A-1

                                  ARTICLE II
                                  DEFINITIONS
SECTION 2.1   BOARD.......................................................  A-1
SECTION 2.2   CODE........................................................  A-1
SECTION 2.3   COMPANY.....................................................  A-1
SECTION 2.4   EFFECTIVE DATE..............................................  A-1
SECTION 2.5   ELIGIBLE INDIVIDUAL.........................................  A-1
SECTION 2.6   EMPLOYER....................................................  A-1
SECTION 2.7   OFFERING....................................................  A-1
SECTION 2.8   OFFERING PERIOD.............................................  A-1
SECTION 2.9   PLAN........................................................  A-1
SECTION 2.10  PLAN ADMINISTRATOR..........................................  A-1
SECTION 2.11  SHARES......................................................  A-1

                                  ARTICLE III
                                ADMINISTRATION
SECTION 3.1   PLAN ADMINISTRATOR'S POWERS AND RESPONSIBILITIES............  A-1
SECTION 3.2   PROTECTION OF PLAN ADMINISTRATOR............................  A-2

                                  ARTICLE IV
                                   OFFERINGS
SECTION 4.1   AVAILABLE SHARES............................................  A-2
SECTION 4.2   TERMS OF OFFERING...........................................  A-2
SECTION 4.3   ACCEPTANCE..................................................  A-2
SECTION 4.4   FAILURE TO ACCEPT...........................................  A-2
SECTION 4.5   REVOCABILITY................................................  A-3

                                   ARTICLE V
                           AMENDMENT AND TERMINATION
SECTION 5.1   TERMINATION.................................................  A-3
SECTION 5.2   AMENDMENT...................................................  A-3
SECTION 5.3   ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.......  A-3

                                  ARTICLE VI
                                 MISCELLANEOUS
SECTION 6.1   STATUS AS AN EMPLOYEE BENEFIT PLAN..........................  A-3
SECTION 6.2   NO RIGHT TO CONTINUED EMPLOYMENT............................  A-4
SECTION 6.3   CONSTRUCTION OF LANGUAGE....................................  A-4
SECTION 6.4   GOVERNING LAW...............................................  A-4
SECTION 6.5   HEADINGS....................................................  A-4
SECTION 6.6   NON-ALIENATION OF BENEFITS..................................  A-4
SECTION 6.7   NOTICES.....................................................  A-4
SECTION 6.8   SHAREHOLDER APPROVAL........................................  A-4

                         LONG-TERM STOCK OWNERSHIP PLAN
                             OF GRAHAM CORPORATION

                                   ARTICLE I
                                    PURPOSE

     SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

     The purpose of the Plan is to promote the growth and profitability of Graham Corporation and to provide certain officers and directors of Graham Corporation with an incentive to achieve corporate objectives, to attract and retain certain officers and directors of outstanding competence and to provide such officers and directors with an equity interest in Graham Corporation.

                                   ARTICLE II
                                  DEFINITIONS

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     SECTION 2.1 BOARD means the Board of Directors of Graham Corporation.

     SECTION 2.2 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

     SECTION 2.3 COMPANY means Graham Corporation, a Delaware corporation.

     SECTION 2.4 EFFECTIVE DATE means April 1, 2000, subject to the approval of the shareholders of the Company.

     SECTION 2.5 ELIGIBLE INDIVIDUAL means on any date any person who is an officer or director of the Company and has provided services to the Employer in such capacity for a period of not less than 90 days ending on such date.

     SECTION 2.6 EMPLOYER means Graham Corporation, a Delaware Corporation.

     SECTION 2.7 OFFERING means an offering of Shares to Eligible Individuals under this Plan.

     SECTION 2.8 OFFERING PERIOD means, with respect to an Offering, the period during which Eligible Individuals may decide whether to acquire Shares offered during the Offering.

     SECTION 2.9 PLAN means the Long-Term Stock Ownership Plan of Graham Corporation, as amended from time to time.

     SECTION 2.10 PLAN ADMINISTRATOR means Graham Corporation or any person or entity designated by Graham Corporation to perform the functions assigned the responsibilities of that office under the Plan.

     SECTION 2.11 SHARES means shares of common stock, par value $.10, of Graham Corporation.

                                  ARTICLE III
                                 ADMINISTRATION

     SECTION 3.1 PLAN ADMINISTRATOR'S POWERS AND RESPONSIBILITIES.

     Subject to the terms and conditions of the Plan and (to the extent that Graham Corporation is not serving as the Plan Administrator) such limitations as may be imposed by the Board, the Plan Administrator shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan;

          (b) to determine the frequency, timing and duration of Offerings and Offering Period and the type and number of Shares to be offered;

          (c) to determine the number and type of Shares to be offered to each Eligible Individual, the purchase price (if any) therefor, the method of payment of the purchase price (including any financing to be offered by the Company) and the other terms and conditions thereof, which may, but need not be uniform as to all Offerings or as to all Eligible Individuals within the same Offering; and

          (d) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (e) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate to carry out the purposes of the Plan.

All actions of the Plan Administrator taken or omitted to be taken pursuant to authority granted under this Plan shall be conclusive and binding on all parties in the absence of a final determination by the highest court of competent jurisdiction, from which no appeal may be taken, that in acting or omitting to act the Plan Administrator has been arbitrary and capricious.

     SECTION 3.2 PROTECTION OF PLAN ADMINISTRATOR.

     The Employer, to the extent it is not serving as Plan Administrator and to the maximum extent permitted under applicable law, shall protect and indemnify the Plan Administrator against, and hold him, if a person, or its members, if the Board of Directors of the Company or a Committee of the Board serves as Plan Administrator, harmless from, any cost, expense or liability (including but not limited to reasonable attorneys' fees) which he may incur or to which he may be exposed as a consequence of his service as Plan Administrator.

                                   ARTICLE IV
                                   OFFERINGS

     SECTION 4.1 AVAILABLE SHARES.

     The maximum number of Shares which may be sold pursuant to the Plan shall be 160,000 (subject to adjustment as provided in section 5.3). In the event that any Shares sold pursuant to the Plan shall be repurchased by or otherwise returned to the Company, such shall again be available for sale pursuant to the Plan.

     SECTION 4.2 TERMS OF OFFERING.

     At any time and from time to time, the Plan Administrator may conduct an Offering to Eligible Individuals. An Offering shall be made by notice to each Eligible Individual, in such form and manner as the Plan Administrator shall prescribe, which notice shall specify the applicable Offering Period, the type and character of the Shares being offered for purchase during the Offering Period, the maximum number of Shares available for purchase during the Offering Period by the Eligible Individual, the unit purchase price for such Shares, any minimum number of Shares that must be purchased as a condition of participation in the Offering and the terms and conditions of payment, and such other information as the Plan Administrator may determine.

     SECTION 4.3 ACCEPTANCE.

     (a) An Eligible Individual who wishes to purchase Shares in an Offering shall give notice of such acceptance upon or prior to the expiration of the applicable Offering Period in such form and manner as the Plan Administrator shall prescribe and such acceptance shall, upon the expiration of the Offering Period, be deemed an irrevocable commitment to purchase, and to pay for, the Shares purchased, pursuant to such acceptance. A notice of acceptance shall not be deemed given until actually received by the Plan Administrator.

     (b) As soon as practicable after the close of an Offering Period, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing each Eligible Individual's ownership of Shares purchased by him in the Offering in accordance with the terms of the Offering. No such Eligible Individual shall have any right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to him on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3. From and after the date as of which such Shares are transferred to him on the stock transfer records of the Company, the Eligible Individual shall have the same dividend, voting and other rights with the respect to such Shares as are accorded to other owners of Shares who are similarly situated.

     SECTION 4.4 FAILURE TO ACCEPT.

     An Eligible Individual who fails for any reason to accept, in whole or in part, an offer to purchase Shares offered to him in an Offering (whether by affirmative declination, failure to provide notice of acceptance, the giving of a defective notice, or the giving of a notice of acceptance with respect to less than the maximum amount of Shares offered) shall, upon the expiration of the relevant Offering Period, forfeit his right and opportunity to purchase any and all Shares as to which a proper notice of acceptance has not be given.

     SECTION 4.5 REVOCABILITY.

     An Offering of Shares under the Plan, and any acceptance given with respect thereto, shall remain revocable for any reason or no reason at all times during the applicable Offering Period and shall be irrevocable upon the expiration of the Offering Period. If, by virtue or termination of employment or service, a person who was an Eligible Individual at the commencement of an Offering Period is not an Eligible Individual at the expiration of the Offering Period, the Offering made to such person and any acceptance thereof shall be deemed to have been revoked unless the Administrator and such person mutually agree otherwise.

                                   ARTICLE V
                           AMENDMENT AND TERMINATION

     SECTION 5.1 TERMINATION.

     The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Plan Administrator.

     SECTION 5.2 AMENDMENT.

     The Board may amend or revise the Plan in whole or in part at any time. In the event that any provision of the Plan is in any way inconsistent with any provision of the documents and instruments governing the Offering and Acceptance or Failure to Accept Shares under the Plan, such documents and instruments governing the Offering and Acceptance or Failure to Accept Shares under the Plan shall take precedence.

     SECTION 5.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

     (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares available for sale under the Plan and the number of Shares offered for purchase to each Eligible Individual during a pending Offering shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, and the purchase price of the Shares shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Plan Administrator may, in its discretion, establish another appropriate method of adjustment.

     (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Offering for which the Offering Period has not expired may be revoked without the sale of any Shares and without any liability to any Eligible Individual. In the absence of revocation, the Plan Administrator may, at any time during the Offering Period but prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all Shares offered for purchase, be converted into rights to purchase at the same consideration per Share being offered to holders of Shares in such merger, consolidation or other business reorganization.

                                   ARTICLE VI
                                 MISCELLANEOUS

     SECTION 6.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

     This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     SECTION 6.2 NO RIGHT TO CONTINUED EMPLOYMENT.

     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Plan Administrator with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to continue in the service of the Employer. The Employer reserves the right to dismiss, discharge or remove any Eligible Individual or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

     SECTION 6.3 CONSTRUCTION OF LANGUAGE.

     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

     SECTION 6.4 GOVERNING LAW.

     The Plan shall be construed and enforced in accordance with the laws of the State of New York applicable to contracts entered into between parties who are citizens and residents of the State of New York and performed wholly within the State of New York.

     SECTION 6.5 HEADINGS.

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     SECTION 6.6 NON-ALIENATION OF BENEFITS.

     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     SECTION 6.7 NOTICES.

     Except as expressly provided to the contrary herein, any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

          (a) If to the Plan Administrator, in care of Graham Corporation at its principal place of business in the United States, to the attention of its Corporate Secretary.

          (b) If to an Eligible Individual, to the Eligible Individual's address as shown in the Employer's records.

     SECTION 6.8 SHAREHOLDER APPROVAL.

     This Plan shall not be effective unless approved by an affirmative vote of a majority of the shareholders of the Company represented, in person or by proxy, at a duly called meeting of shareholders of the Company and voting on a proposal to approve the Plan.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020
                               www.grahamcorp.com

Employee Benefits Committee
                                                                   June 30, 2000

Dear Plan Accountholder:

         The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chase Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 2000 Annual Meeting of Stockholders scheduled to be held on July 27, 2000 ("Annual Meeting").

         The ESOP Trust and the ISP Trust provide that in casting their votes at the 2000 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 16, 2000 and the Company Stock Fund of the ISP ("Company Stock Fund") as of June 16, 2000.

         The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group, which maintains the records for these plans. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

         The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 2000 Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 16, 2000:

         (a) Allocated Common Stock. In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 16, 2000 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 16, 2000. If you do not file the Instruction Card by July 16, 2000, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

         (b) Unallocated Common Stock. The ESOP Trust holds certain shares of Graham common stock that are not allocated to any individual's account. In general, the ESOP Trustee will be directed to vote the Graham common stock held by the ESOP Trust and not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the reverse side of the Instruction Card, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Graham common stock. For purposes of the ESOP, if you do not file the Instruction Card by July 16, 2000, or if you ABSTAIN as to a proposal, your instructions will not count in voting unallocated Graham common stock. Each individual's instructions are weighted according to the number of shares of Graham common stock allocated to all individuals' accounts as of June 16, 2000.

         If You Had an Interest in the Company Stock Fund as of June 16,
2000:

         In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of June 16, 2000. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of June 16, 2000. For purposes of the ISP, if you do not file the Instruction Card by July 14, 2000, or if you ABSTAIN as to a proposal, your instructions will not count.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 2000 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 2000 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

         If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (716) 343-2216.

                                               Sincerely,


                                               EMPLOYEE BENEFITS COMMITTEE
                                                 OF GRAHAM CORPORATION

Enclosure

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2000


     The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of June 16, 2000 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 27, 2000 at 11:00 a.m., or at any adjournment thereof.

     As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 30, 2000, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 30, 2000.

     As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

     The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by the Burke Group by July 14, 2000.

             PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3.


---------------------------      --------------------------     PLEASE MARK YOUR CHOICE LIKE THIS:
ESOP COMMON (as of 6/16/00)      ISP COMMON (as of 6/16/00)     [X]  IN BLUE OR BLACK INK.

================================================================================
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSALS 2 AND 3.
================================================================================


1.  Election of Directors

    FOR A THREE-YEAR TERM          FOR       WITHHOLD

    Helen H. Berkeley              [  ]        [  ]
    Alvaro Cadena                  [  ]        [  ]


    FOR A TWO-YEAR TERM

    H. Russel Lemcke               [  ]        [  ]

2.  Approval of the Long-Term Stock Ownership Plan of Graham Corporation.

                      FOR        AGAINST     ABSTAIN*

                      [  ]         [  ]        [  ]

3. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 2000, through March 31, 2001.

                      FOR        AGAINST     ABSTAIN*

                      [  ]         [  ]        [  ]

--------------------------------------------------------------------------------
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
================================================================================

                    The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated June 30, 2000, a Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy Statement for the Annual Meeting.


                    ------------------------------------------------------------
                    Date



                    ------------------------------------------------------------
                    Signature



                    ------------------------------------------------------------
                    Signature

                    Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                    * For purposes of the unallocated Shares held by the Employee Stock Ownership Plan, abstention is equivalent to not voting.

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2000


     The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 16, 2000 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 27, 2000 at 11:00 a.m., or at any adjournment thereof.

     As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 30,2000, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 30, 2000.

     As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

     The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 14, 2000.

             PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3.


---------------------------              PLEASE MARK YOUR CHOICE LIKE THIS:
ESOP COMMON (as of 6/16/00)              [X] IN BLUE OR BLACK INK.



================================================================================

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSALS 2 AND 3.
--------------------------------------------------------------------------------

1.  Election of Directors

    FOR A THREE-YEAR TERM          FOR       WITHHOLD

    Helen H. Berkeley              [  ]        [  ]
    Alvaro Cadena                  [  ]        [  ]


    FOR A TWO-YEAR TERM

    H. Russel Lemcke               [  ]        [  ]

2.  Approval of the Long-Term Stock Ownership Plan of Graham Corporation.

                      FOR        AGAINST     ABSTAIN*

                      [  ]         [  ]        [  ]

3. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 2000, through March 31, 2001.

                      FOR        AGAINST     ABSTAIN*

                      [  ]         [  ]        [  ]

--------------------------------------------------------------------------------
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
================================================================================


                    The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated June 30, 2000, a Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy Statement for the Annual Meeting.


                    ------------------------------------------------------------
                    Date



                    ------------------------------------------------------------
                    Signature



                    ------------------------------------------------------------
                    Signature

                    Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                    * For purposes of the unallocated Shares held by the
                      Employee Stock Ownership Plan, abstention is equivalent to not voting.

PROXY 2000

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Jerald D. Bidlack and Philip
S. Hill, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 27, 2000 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:


                  1.     Election of Directors

                         FOR                      WITHHOLD

Helen H. Berkeley        [  ]                     [  ]
to serve until 2003

Alvaro Cadena            [  ]                     [  ]
to serve until 2003

H. Russel Lemcke         [  ]                     [  ]
to serve until 2002



                  2. Approval of the Long-Term Stock Ownership Plan of Graham Corporation.

                         FOR         AGAINST      ABSTAIN

                         [  ]        [  ]         [  ]


                  3.     Ratification of the appointment of
                         Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 2001.

                         FOR         AGAINST      ABSTAIN

                         [  ]        [  ]         [  ]



                  5. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES, FOR THE APPROVAL OF THE LONG-TERM STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR THE APPROVAL OF THE LONG-TERM STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION AND FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.


Date: ___________________________ , 2000  ___________________________________

Please sign exactly as name (s) appears
on this proxy and return it promptly
whether you plan to attend the meeting
or not. If you do attend, you may, of
course, vote in person. The space below
may be used for any questions or comments
you may have.
                                          ____________________________________
                                          (Signature or Signatures)

[  ]   To help our preparation for the meeting, please check here if you plan to attend.